UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2009

Date of reporting period:	9/30/2009

Item 1 – Reports to Stockholders

SEPTEMBER 30, 2009	ANNUAL REPORT

Jennison Small Company Fund, Inc.

FUND TYPE

Small/mid-cap stock

OBJECTIVE

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

November 16, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Small Company Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Small Company Fund, Inc.

Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Small Company Fund, Inc. is capital growth. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class L, 1.43%; Class M, 1.93%; Class R, 1.68%; Class X, 1.93%; Class Z, 0.93%. Net operating expenses apply to: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class L, 1.43%; Class M, 1.93%; Class R, 1.43%; Class X, 1.93%; Class Z, 0.93%, after contractual reduction through 1/31/2011.

Cumulative Total Returns as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–6.16%	28.20%	91.12%	—
Class B	–7.36	22.45	75.81	—
Class C	–6.91	23.48	77.29	—
Class L	–6.63	N/A	N/A	–14.20% (3/2/07)
Class M	–7.40	N/A	N/A	–16.03 (3/2/07)
Class R	–6.48	26.66	N/A	34.88 (5/10/04)
Class X	–7.18	N/A	N/A	–15.35 (3/2/07)
Class Z	–5.89	29.52	95.46	—
Russell 2500 Index[2]	–5.68	17.56	83.94	**
S&P SmallCap 600 Index[3]	–10.61	15.00	98.09	***
Lipper Average[4]	–6.42	12.65	102.27	****

2	Visit our website at www.jennisondryden.com

Average Annual Total Returns[5] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–11.32%	3.91%	6.09%	—
Class B	–11.47	4.01	5.80	—
Class C	–7.74	4.31	5.89	—
Class L	–12.00	N/A	N/A	–7.91% (3/2/07)
Class M	–12.33	N/A	N/A	–7.80 (3/2/07)
Class R	–6.48	4.84	N/A	5.70 (5/10/04)
Class X	–12.13	N/A	N/A	–7.51 (3/2/07)
Class Z	–5.89	5.31	6.93	—
Russell 2500 Index[2]	–5.68	3.29	6.28	**
S&P 600 SmallCap Index[3]	–10.61	2.83	7.07	***
Lipper Average[4]	–6.42	2.22	6.79	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge. Class L shares are closed to most new purchases (with the exception of exchanges from the same class of shares offered by certain other JennisonDryden funds).

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Russell 2500 Index, S&P SmallCap 600 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

3The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors.

4The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up

Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 2500 Index Closest Month-End to Inception cumulative total returns are –20.08% for Class L, M, and X; 20.79% for Class R. Russell 2500 Index Closest Month-End to Inception average annual total returns are –7.89% for Class L, M, and X; 3.55% for Class R.

***S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are –19.12% for Class L, M, and X; 21.53% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are –7.89% for Class L, M, and X; 3.67% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total returns are –20.84% for Class L, M, and X; 16.89% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are –8.81% for Class L, M, and X; 2.73% for Class R.

Investors cannot invest directly in an index. The returns for the Russell 2500 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/09
SBA Communications Corp. (Class A), Wireless Telecommunication Services	2.3%
PSS World Medical, Inc., Healthcare Providers & Services	2.0
StanCorp Financial Group, Inc., Insurance	1.8
NTELOS Holdings Corp., Wireless Telecommunication Services	1.8
United Natural Foods, Inc., Food & Staples Retailing	1.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/09
Healthcare Providers & Services	9.9%
Real Estate Investment Trusts	4.9
Oil, Gas & Consumable Fuels	4.8
Wireless Telecommunication Services	4.8
Semiconductors & Semiconductor Equipment	4.7

Industry weightings reflect only long-term investments and are subject to change.

4	Visit our website at www.jennisondryden.com

Strategy and Performance Overview

How did the Fund perform?

The Jennison Small Company Fund Class A shares declined 6.16% in the 12 months ended September 30, 2009. The Fund underperformed its benchmark index the Russell 2500 Index, (the Index), which declined 5.68%. The Fund declined less than the Lipper Small Cap Core Funds Average, which fell 6.42%

What was the market environment like during the period?

The reporting period was marked by economic and market turmoil early on; however, a strong market rebound occurred during the latter half of the fiscal year. Early in the period difficulties stemming from the credit crisis prompted unprecedented coordination between the U.S. Department of the Treasury and the U.S. Federal Reserve Bank in efforts to resuscitate credit markets and stabilize the financial system. Inflation concerns abated, as slumping demand in the U.S. and the weakening global economy hit commodities prices. Falling housing prices, rising unemployment, and stalled production and consumption all contributed to the most severe recession in recent history. Corporations across the globe announced workforce reductions and capital expenditure cuts.

Efforts to revive the economy that were initiated by the Bush administration were subsequently expanded and modified by the Obama administration. The Treasury Department introduced broad new credit stimulus programs concurrent with initiatives to peel away layers of distressed bank loans while laying the groundwork for regulatory overhaul of the financial system. Further capital was injected into major banks as part of a move to stabilize institutions considered too big to fail and a large fiscal stimulus package was enacted. U.S. equity markets rebounded sharply on signs of economic stabilization in the final months of the period.

As broadening signs of credit stabilization and economic recovery appeared, investor’s increased their appetite for risk, driving strong advances in global equity markets during the third quarter of 2009. Corporate earnings reports showed continued tight cost controls and the pace of revenue declines moderated. Government stimulus programs contributed to economic revival, most notably the “cash-for-clunkers” program, which stimulated automobile sales, and first-time homebuyers’ tax credits, which helped foster a slight improvement in the housing market.

Credit markets continued to normalize, as spreads between the riskiest credit instruments and the investment-grade market narrowed. Both financial and non-financial companies took advantage of the resurgence in equity capital-raising activity, tapping investors for funding on a global basis. For the first time, central banks began to speak about ending emergency liquidity measures. They also broached the idea of eventually using short-term interest rates to blunt potential inflationary pressures, while making it clear that such moves would come well into the future.

Jennison Small Company Fund, Inc.	5

Strategy and Performance Overview (continued)

After contracting steeply at the end of 2008 and in the first quarter of 2009, U.S. GDP declined in 2009’s second quarter. However, for the first time in many months, a range of global manufacturing indexes moved above the measure that indicates contraction, possibly foreshadowing a broad-based return to growth in the third quarter. But unemployment climbed higher at the end of September and remained a significant impediment to growth. Although recent monthly employment reports showed fewer job losses than at the beginning of the year, the lack of momentum suggests an uneven path to recovery.

Which holdings made the largest positive contribution to the Fund’s return?

Relative to the Index, strong stock selection in the information technology, consumer staples, and telecom services sectors drove performance. An underweight position in financials also contributed to performance. On the other hand, weak stock selection in the healthcare and industrials sectors hurt relative performance.

The most significant contributors to the Fund’s performance during the fiscal year came from two companies in the telecommunications services sector. The stock price for Centennial Communications Corp., a regional wireless and broadband communications services provider, appreciated significantly when AT&T agreed in November to acquire the company. SBA Communications (please see the largest holdings section for discussion of SBA) also contributed to the Fund’s return.

In the Fund’s information technology holdings, CommVault Systems and Cavium Networks made significantly positive contributions to performance. CommVault Systems, which provides data management services and software applications, benefitted from the improving environment in the company’s end markets. A bidding war between EMC Corp. and NetApp for Comm Vault competitor Data Domain led to higher valuations for the group despite the economic environment. Jennison believes CommVault Systems is well positioned to take advantage of projects that will most likely continue to be funded, despite the economic environment. Specifically its enterprise storage project should be fueled by ongoing data growth. Cavium Networks provides integrated semiconductor processors that enable intelligent processing for networking, communications, storage, wireless, security, and video applications. The company’s stock price appreciated due to the expectation of higher revenue from new clients in its enterprise segment.

Gold producer Agnico-Eagle Mines appreciated as a weakening U.S. dollar and inflation concerns supported gold prices. Jennison continues to like the company for its long-term growth potential.

6	Visit our website at www.jennisondryden.com

Which holdings detracted most from the Fund’s return?

The primary detractor from performance was FairPoint Communications, a provider of communications services in rural and small urban communities. The company’s stock price declined substantially following a decision by its Board of Directors in March to suspend the quarterly dividend. FairPoint also faced regulatory hurdles and organizational challenges after acquiring Verizon’s Northern New England operations. The investment team determined there were more attractive opportunities in the telecommunications services sector and exited the position.

Insight Enterprises also detracted from performance. The company provides information technology hardware, software, and customer service to small- to medium-sized businesses and public-sector clients in more than 170 countries. Insights’ share price suffered as a result of poor management execution and weak financial results. Jennison also had concerns regarding weak demand and decided to close the position.

Kendle International is an organization that provides clinical development services to the biopharmaceutical industry. Kendle’s share price declined substantially due to a historically high project-cancellation rate, delays in new contract signings, a slowdown in requests for business proposals, and difficulties with pricing. As a result, Kendle lost market share. Jennison remains encouraged by Kendle’ s implementation of a cost savings initiative, but also has concerns about possible future project cancellations. The investment team continues to carefully monitor this company.

PetroQuest Energy also detracted from performance. The share price of this independent oil and gas company fell significantly during the first quarter due to expectations it would experience significant write-downs stemming from weak commodity prices. In Jennison’s opinion, PetroQuest’s management responded too conservatively in its attempt to resolve this problem. Subsequently, the investment team exited this position due to PetroQuest’s lack of foreseeable growth prospects.

Sunstone Hotel Investors owns, acquires, sells, and renovates mostly luxury and upscale hotels in the United States. Sunstone suffered from decreasing revenue and suspended its quarterly-dividend payments to preserve cash and avoid breaching its debt covenants. Jennison believes the company holds a very attractive portfolio of assets, but exited this position in favor of more attractive investment opportunities.

Were there significant changes to the Portfolio?

During the reporting period there were no other significant changes to the portfolio.

Jennison Small Company Fund, Inc.	7

Comments on Largest Holdings

2.3%	SBA Communications Corp., Wireless Telecommunication Services

SBA Communications leases wireless communications towers to wireless service providers. Jennison likes the company for its strong cash-flow generation and earnings potential. Jennison believes that the wireless tower industry represents a strong business model with solid growth and defensive characteristics, as SBA is a company that may grow and perform consistently during most phases of the business cycle. SBA should be a significant beneficiary of increasing wireless mobile users and continued growth in wireless networks.

2.0%	PSS World Medical, Inc., Healthcare Providers & Services

PSS World Medical distributes medical supplies directly to physician offices and elder- care facilities through its network of distribution centers. The swine flu outbreak provided PSS’s physician segment with an unexpected increase in sales that should positively impact financial results. Its management has aggressively positioned the company to gain market share, since many of its competitors have been forced to reduce their sales force due to the weak economy. PSS was able to grow its revenue despite the challenging environment by increasing sales to its existing customers, and has recently shifted its focus toward gaining new customers. Jennison has confidence in the company’s strategic growth initiatives.

1.8%	StanCorp Financial Group, Inc., Insurance

StanCorp Financial provides life and disability insurance and asset-management services. Jennison took advantage of StanCorp’ s share-price weakness earlier in the year to purchase more shares. Since then, the company has benefited from the rebound in fixed income and credit markets, and its share price appreciated significantly. Jennison believes StanCorp’s financial position is strong, so it should not have to raise cash, and finds its current valuation attractive.

1.8%	NTELOS Holdings Corp., Wireless Telecommunication Services

NTELOS Holdings provides wireless and wire line communications services to consumers and businesses primarily in Virginia and West Virginia. Jennison likes the company for its strong wireless franchise, long-term competitive position, and potentially solid profitability of its two business segments. In addition, a reduction in capital spending should lead to a significant increase in free-cash flow over the next year.

1.6%	United Natural Foods, Inc., Food & Staples Retailing

United Natural Foods is a natural and organic food distributor. The company realizes the benefit of improved efficiencies, as demonstrated by its acquisition of Milibrook Distribution Services last year. United Natural’s focus is on attracting new customers. The potential sale of competitor Tree of Life by parent company Royal Wessanen should help on this front. Jennison believes its favorable, long-term outlook on this company still holds.

8	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2009, at the beginning of the period, and held through the six-month period ended September 30, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may

Jennison Small Company Fund, Inc.	9

Fees and Expenses (continued)

not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2009	Ending Account Value September 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,376.50	1.17%	$6.97
	Hypothetical	$1,000.00	$1,019.20	1.17%	$5.92

Class B	Actual	$1,000.00	$1,369.50	1.87%	$11.11
	Hypothetical	$1,000.00	$1,015.69	1.87%	$9.45

Class C	Actual	$1,000.00	$1,373.20	1.87%	$11.13
	Hypothetical	$1,000.00	$1,015.69	1.87%	$9.45

Class L	Actual	$1,000.00	$1,375.30	1.37%	$8.16
	Hypothetical	$1,000.00	$1,018.20	1.37%	$6.93

Class M	Actual	$1,000.00	$1,368.70	1.87%	$11.10
	Hypothetical	$1,000.00	$1,015.69	1.87%	$9.45

Class R	Actual	$1,000.00	$1,372.20	1.37%	$8.15
	Hypothetical	$1,000.00	$1,018.20	1.37%	$6.93

Class X	Actual	$1,000.00	$1,369.20	1.87%	$11.11
	Hypothetical	$1,000.00	$1,015.69	1.87%	$9.45

Class Z	Actual	$1,000.00	$1,379.90	0.87%	$5.19
	Hypothetical	$1,000.00	$1,020.71	0.87%	$4.41

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2009, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of September 30, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.9%
COMMON STOCKS

Aerospace & Defense 1.2%
566,121	Moog, Inc. (Class A Stock)(a)	$16,700,570

Air Freight & Logistics 1.0%
990,200	UTI Worldwide, Inc.	14,338,096

Biotechnology 0.1%
80,200	Talecris Biotherapeutics Holdings Corp.(a)	1,523,800

Capital Markets 2.1%
760,200	Eaton Vance Corp.	21,277,998
569,800	Janus Capital Group, Inc.	8,079,764

		29,357,762

Chemicals 0.2%
99,500	Albemarle Corp.	3,442,700

Commercial Banks 1.8%
364,894	Bank of the Ozarks, Inc.(b)	9,680,638
323,900	CVB Financial Corp.	2,458,401
371,900	Prosperity Bancshares, Inc.	12,938,401

		25,077,440

Commercial Services & Supplies 2.7%
182,100	Clean Harbors, Inc.(a)(b)	10,244,946
685,700	Mobile Mini, Inc.(a)(b)	11,903,752
577,200	Waste Connections, Inc.(a)	16,657,992

		38,806,690

Communications Equipment 4.1%
728,800	ADTRAN, Inc.	17,892,040
263,400	Ciena Corp.(a)(b)	4,288,152
766,900	CommScope, Inc.(a)(b)	22,953,317
325,663	F5 Networks, Inc.(a)	12,906,025

		58,039,534

Computers & Peripherals 0.5%
586,200	On Track Innovations Ltd.(a)	603,786
248,900	Synaptics, Inc.(a)(b)	6,272,280

		6,876,066

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	11

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Construction & Engineering 3.1%
1,082,800	Chicago Bridge & Iron Co. N.V.(b)	$20,226,704
2,009,700	Great Lakes Dredge & Dock Corp.	14,027,706
217,400	URS Corp.(a)	9,489,510

		43,743,920

Diversified Consumer Services 0.5%
447,200	Bridgepoint Education, Inc.(a)(b)	6,824,272

Diversified Telecommunication Services 1.8%
500,350	Iowa Telecommunications Services, Inc.	6,304,410
1,483,900	tw telecom, inc.(a)(b)	19,958,455

		26,262,865

Electric Utilities 0.5%
400,900	El Paso Electric Co.(a)	7,083,903

Electrical Equipment 0.6%
109,700	A123 Systems, Inc.(a)(b)	2,338,804
442,500	GrafTech International Ltd.(a)	6,504,750

		8,843,554

Electronic Equipment & Instruments 1.4%
481,300	Anixter International, Inc.(a)(b)	19,304,943

Energy Equipment & Services 2.2%
117,800	Core Laboratories N.V.(b)	12,144,002
86,029	Dril-Quip, Inc.(a)	4,270,480
264,700	Oceaneering International, Inc.(a)(b)	15,021,725

		31,436,207

Food & Staples Retailing 2.8%
620,100	Ruddick Corp.	16,507,062
980,697	United Natural Foods, Inc.(a)(b)	23,458,272

		39,965,334

Food Products 2.7%
1,299,300	Cosan Ltd. (Class A Stock)(a)(b)	10,264,470
608,500	Dean Foods Co.(a)(b)	10,825,215
494,100	TreeHouse Foods, Inc.(a)	17,624,547

		38,714,232

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities 0.2%
60,980	Northwest Natural Gas Co.	$2,540,427

Health Care Equipment & Supplies 2.3%
328,900	Beckman Coulter, Inc.(b)	22,674,366
316,515	Integra LifeSciences Holdings Corp.(a)(b)	10,808,987

		33,483,353

Health Care Providers & Services 9.9%
446,480	Air Methods Corp.(a)	14,541,854
332,560	AMERIGROUP Corp.(a)	7,372,855
123,308	Bio-Reference Labs, Inc.(a)(b)	4,241,795
515,780	Centene Corp.(a)(b)	9,768,873
198,877	Emergency Medical Services Corp.(a)	9,247,781
204,500	Henry Schein, Inc.(a)(b)	11,229,095
543,228	MWI Veterinary Supply, Inc.(a)	21,701,959
687,200	Patterson Cos., Inc.(a)(b)	18,726,200
1,308,956	PSS World Medical, Inc.(a)(b)	28,574,508
252,200	Universal Health Services, Inc. (Class B Stock)	15,618,746

		141,023,666

Hotels, Restaurants & Leisure 1.5%
501,498	Cheesecake Factory, Inc. (The)(a)(b)	9,287,743
558,900	Jack in the Box, Inc.(a)	11,451,861

		20,739,604

Insurance 4.6%
270,100	Aspen Insurance Holdings Ltd.	7,149,547
903,000	Protective Life Corp.	19,342,260
636,900	StanCorp Financial Group, Inc.	25,711,653
45,387	White Mountain Insurance Group Ltd.	13,934,263

		66,137,723

Internet & Catalog Retail 0.3%
351,900	Vitacost.com, Inc.(a)(b)	3,842,748

Internet Software & Services 4.2%
391,449	Digital River, Inc.(a)(b)	15,783,224
971,600	GSI Commerce, Inc.(a)(b)	18,761,595
620,280	SAVVIS, Inc.(a)	9,812,830
1,120,000	Switch & Data Facilities Co., Inc.(a)(b)	15,243,200

		59,600,849

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	13

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 2.2%
214,300	Alliance Data Systems Corp.(a)(b)	$13,089,444
189,800	Global Payments, Inc.	8,863,660
344,400	Wright Express Corp.(a)	10,163,244

		32,116,348

Life Sciences Tools & Services 1.4%
884,000	Bruker Corp.(a)	9,432,280
629,800	Kendle International, Inc.(a)	10,530,256

		19,962,536

Machinery 3.5%
258,100	AGCO Corp.(a)(b)	7,131,303
510,329	IDEX Corp.	14,263,696
470,400	Pentair, Inc.(b)	13,886,208
604,312	RBC Bearings, Inc.(a)	14,098,599

		49,379,806

Media 2.6%
524,400	John Wiley & Sons, Inc. (Class A Stock)	18,238,632
1,527,200	Regal Entertainment Group (Class A Stock)	18,815,104

		37,053,736

Metals & Mining 1.6%
246,900	Agnico-Eagle Mines Ltd.(b)	16,752,165
249,500	RTI International Metals, Inc.(a)	6,215,045

		22,967,210

Multiline Retail 0.8%
480,900	Big Lots, Inc.(a)(b)	12,032,118

Oil, Gas & Consumable Fuels 4.8%
756,300	Arch Coal, Inc.(b)	16,736,919
258,400	Bill Barrett Corp.(a)(b)	8,472,936
294,000	Cabot Oil & Gas Corp.	10,510,500
466,400	Concho Resources, Inc.(a)	16,939,648
446,200	Encore Acquisition Co.(a)(b)	16,687,880

		69,347,883

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 1.2%
312,600	Cumberland Pharmaceuticals, Inc.(a)(b)	$5,060,994
368,600	Perrigo Co.(b)	12,528,714

		17,589,708

Professional Services 3.9%
449,600	Administaff, Inc.	11,810,992
424,300	Corporate Executive Board Co. (The)	10,565,070
199,100	FTI Consulting, Inc.(a)	8,483,651
574,800	Resources Connection, Inc.(a)	9,806,088
636,118	School Specialty, Inc.(a)(b)	15,088,719

		55,754,520

Real Estate Investment Trusts 4.9%
483,000	Capstead Mortgage Corp.	6,718,530
4,572,600	Chimera Investment Corp.	17,467,332
1,209,200	Cogdell Spencer, Inc.	5,804,160
603,500	CreXus Investment Corp.(a)(b)	8,630,050
183,200	Kilroy Reality Corp.(b)	5,081,968
2,168,600	MFA Financial, Inc.	17,262,056
215,886	Mid-America Apartment Communities, Inc.(b)	9,742,935

		70,707,031

Road & Rail 0.9%
190,900	Landstar System, Inc.	7,265,654
725,000	Vitran Corp., Inc. (PIPE), Private Placement(a)(e)	5,471,076

		12,736,730

Semiconductors & Semiconductor Equipment 4.7%
617,662	ATMI, Inc.(a)	11,210,565
725,800	Cavium Networks, Inc.(a)(b)	15,582,926
732,900	Intersil Corp. (Class A Stock)(b)	11,220,699
1,090,800	PMC - Sierra, Inc.(a)	10,428,048
545,300	Power Integrations, Inc.	18,174,849

		66,617,087

Software 4.0%
1,122,599	CommVault Systems, Inc.(a)	23,293,929
572,000	Informatica Corp.(a)(b)	12,915,760
1,227,869	Quest Software, Inc.(a)	20,689,593

		56,899,282

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail 0.7%
200,700	Ross Stores, Inc.(b)	$9,587,439

Textiles, Apparel & Luxury Goods 2.6%
407,700	Phillips-Van Heusen Corp.	17,445,483
456,100	Warnaco Group, Inc. (The)(a)	20,004,546

		37,450,029

Thrifts & Mortgage Finance 0.5%
390,100	Provident Financial Services, Inc.	4,014,129
197,100	Washington Federal, Inc.	3,323,106

		7,337,235

Water Utilities 0.5%
410,100	Aqua America, Inc.(b)	7,234,164

Wireless Telecommunication Services 4.8%
1,347,700	Centennial Communications Corp.(a)	10,754,646
1,424,600	NTELOS Holdings Corp.	25,158,436
1,227,600	SBA Communications Corp. (Class A Stock)(a)(b)	33,182,028

		69,095,110

	Total long-term investments (cost $1,276,485,570)	1,397,578,230

SHORT-TERM INVESTMENTS 27.0%

Affiliated Money Market Mutual Fund
384,980,434	Dryden Core Investment Fund - Taxable Money Market Series (cost $384,980,434; includes $337,441,687 of cash collateral received for securities on loan)(c)(d)	384,980,434

	Total Investments(f) 124.9% (cost $1,661,466,004; Note 5)	1,782,558,664
	Liabilities in excess of other assets (24.9%)	(355,551,288)

	Net Assets 100.0%	$1,427,007,376

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $327,648,916; cash collateral of $337,441,687 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(e)	Indicates a security that has been deemed illiquid.
(f)	As of September 30, 2009, one security valued at $5,471,076 and representing 0.4% of net assets was fair valued in accordance with the policies adopted by the Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,392,107,154	$—	$5,471,076
Affiliated Money Market Mutual Fund	384,980,434	—	—

	1,777,087,588	—	5,471,076
Other Financial Instruments*	—	—	—

Total	$1,777,087,588	$—	$5,471,076

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2009 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 9/30/08	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(691,424)
Net purchases (sales)	6,162,500
Transfers in and/or out of Level 3	—

Balance as of 9/30/09	$5,471,076

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2009 was as follows:

Affiliated Money Market Mutual Fund (including 23.6% of collateral received for securities on loan)	27.0%
Health Care Providers & Services	9.9
Real Estate Investment Trusts	4.9
Oil, Gas & Consumable Fuels	4.8
Wireless Telecommunication Services	4.8
Semiconductors & Semiconductor Equipment	4.7
Insurance	4.6
Internet Software & Services	4.2
Communications Equipment	4.1
Software	4.0
Professional Services	3.9
Machinery	3.5
Construction & Engineering	3.1
Food & Staples Retailing	2.8
Commercial Services & Supplies	2.7
Food Products	2.7
Media	2.6
Textiles, Apparel & Luxury Goods	2.6
Health Care Equipment & Supplies	2.3
Energy Equipment & Services	2.2
IT Services	2.2
Capital Markets	2.1
Commercial Banks	1.8
Diversified Telecommunication Services	1.8
Metals & Mining	1.6
Hotels, Restaurants & Leisure	1.5
Electronic Equipment & Instruments	1.4
Life Sciences Tools & Services	1.4
Aerospace & Defense	1.2

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Industry (cont’d.)
Pharmaceuticals	1.2%
Air Freight & Logistics	1.0
Road & Rail	0.9
Mulitiline Retail	0.8
Specialty Retail	0.7
Electrical Equipment	0.6
Computers & Peripherals	0.5
Diversified Consumer Services	0.5
Electric Utilities	0.5
Thrifts & Mortgage Finance	0.5
Water Utilities	0.5
Internet & Catalog Retail	0.3
Chemicals	0.2
Gas Utilities	0.2
Biotechnology	0.1

124.9
Liabilities in excess of other assets	(24.9)

100.0%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	19

Statement of Assets and Liabilities

as of September 30, 2009

Assets
Investments at value, including securities on loan of $327,648,916:
Unaffiliated investments (cost $1,276,485,570)	$1,397,578,230
Affiliated investments (cost $384,980,434)	384,980,434
Receivable for investments sold	11,160,146
Dividends receivable	1,954,853
Receivable for Fund shares sold	1,796,019
Prepaid expenses	27,437

Total assets	1,797,497,119

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	337,441,687
Payable for investments purchased	28,652,132
Payable for capital stock repurchased	2,592,787
Management fee payable	781,258
Accrued expenses	596,987
Distribution fee payable	260,520
Affiliated transfer agent fee payable	136,641
Payable to custodian	18,263
Deferred directors’ fees	9,468

Total liabilities	370,489,743

Net Assets	$1,427,007,376

Net assets were comprised of:
Common stock, at par	$942,048
Paid-in capital in excess of par	1,686,774,161

1,687,716,209
Undistributed net investment income	1,466,326
Accumulated net realized loss on investments	(383,267,819)
Net unrealized appreciation on investments	121,092,660

Net assets, September 30, 2009	$1,427,007,376

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($687,776,013 ÷ 45,212,288 shares of common stock issued and outstanding)	$15.21
Maximum sales charge (5.50% of offering price)	.89

Maximum offering price to public	$16.10

Class B
Net asset value, offering price and redemption price per share ($24,857,883 ÷ 2,163,314 shares of common stock issued and outstanding)	$11.49

Class C
Net asset value, offering price and redemption price per share ($72,706,673 ÷ 6,275,468 shares of common stock issued and outstanding)	$11.59

Class L
Net asset value, offering price and redemption price per share ($5,336,336 ÷ 354,423 shares of common stock issued and outstanding)	$15.06
Maximum sales charge (5.75% of offering price)	.92

Maximum offering price to public	$15.98

Class M
Net asset value, offering price and redemption price per share ($3,326,964 ÷ 290,004 shares of common stock issued and outstanding)	$11.47

Class R
Net asset value, offering price and redemption price per share ($20,068,938 ÷ 1,330,675 shares of common stock issued and outstanding)	$15.08

Class X
Net asset value, offering price and redemption price per share ($2,176,191 ÷ 188,066 shares of common stock issued and outstanding)	$11.57

Class Z
Net asset value, offering price and redemption price per share ($610,758,378 ÷ 38,390,563 shares of common stock issued and outstanding)	$15.91

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	21

Statement of Operations

Year Ended September 30, 2009

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $42,165)	$15,123,914
Affiliated income from securities loaned, net	2,343,667
Affiliated dividend income	311,425

Total income	17,779,006

Expenses
Management fee	7,674,291
Distribution fee—Class A	1,631,064
Distribution fee—Class B	238,921
Distribution fee—Class C	593,057
Distribution fee—Class L	23,439
Distribution fee—Class M	36,572
Distribution fee—Class R	67,333
Distribution fee—Class X	21,907
Transfer agent’s fee and expenses (including affiliated expense of $620,000)	1,998,000
Reports to shareholders	171,000
Custodian’s fees and expenses	127,000
Registration fees	114,000
Directors’ fees	59,000
Legal fees and expenses	32,000
Insurance	28,000
Audit fee	21,000
Interest expense (Note 7)	5,525
Miscellaneous	32,760

Total expenses	12,874,869

Net investment income	4,904,137

Realized And Unrealized Gain (Loss) On Investments
Net realized loss on investment transactions	(374,909,940)
Net change in unrealized appreciation (depreciation) on investments	266,887,048

Net loss on investments	(108,022,892)

Net Decrease In Net Assets Resulting From Operations	$(103,118,755)

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Years Ended September 30,
	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,904,137	$1,837,598
Net realized gain (loss) on investments	(374,909,940)	98,824,140
Net change in unrealized appreciation (depreciation) on investments	266,887,048	(425,558,325)

Net decrease in net assets resulting from operations	(103,118,755)	(324,896,587)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(2,701,037)	(1,686,477)
Class L	(16,209)	—
Class R	(39,230)	—
Class Z	(2,992,273)	(2,935,739)

	(5,748,749)	(4,622,216)

Distributions from net realized gains
Class A	(39,890,161)	(35,161,445)
Class B	(2,601,759)	(2,923,026)
Class C	(5,805,383)	(5,838,017)
Class L	(363,231)	(378,706)
Class M	(430,804)	(787,526)
Class R	(879,091)	(521,377)
Class X	(228,184)	(261,521)
Class Z	(29,586,209)	(24,833,816)

	(79,784,822)	(70,705,434)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	374,308,128	433,625,749
Net asset value of shares issued in reinvestment of dividends and distributions	67,468,586	60,070,338
Cost of shares reacquired	(318,782,427)	(463,637,474)

Net increase in net assets from Fund share transactions	122,994,287	30,058,613

Total decrease	(65,658,039)	(370,165,624)

Net Assets:
Beginning of year	1,492,665,415	1,862,831,039

End of year(a)	$1,427,007,376	$1,492,665,415

(a) Includes undistributed net investment income of:	$1,466,326	$1,799,711

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	23

Notes to Financial Statements

Jennison Small Company Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s

24	Visit our website at www.jennisondryden.com

financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign

Jennison Small Company Fund, Inc.	25

Notes to Financial Statements

continued

withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

26	Visit our website at www.jennisondryden.com

Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital and currency gains, if any, annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70 of 1% of the average daily net assets of the Fund up to $1 billion and .65 of 1% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .70 of 1% for the year ended September 30, 2009.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, L, M, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing

Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

continued

the Fund’s Class A, B, C, L, M, R, and X shares, pursuant to plans of distribution, (the “Distribution Plans”), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .50 of 1% of Class R shares.

PIMS has advised the Fund that it received $183,679 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2009. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2009, it received $368, $56,794, $8,628, $5,751, and $3,073 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended September 30, 2009, the Fund incurred approximately $1,064,200, in total networking fees, of which approximately $73,600 and $100,900 was paid to Wells Fargo and First Clearing, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

28	Visit our website at www.jennisondryden.com

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of the Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2009, PIM has been compensated approximately $985,000 for these services.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2009 were $658,293,872 and $611,497,322, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and paid-in capital in excess of par. For the year ended September 30, 2009, the adjustments were to increase undistributed net investment income by $511,227, to decrease accumulated net realized loss on investments by $4,209,065 and to decrease paid-in capital in excess of par by $4,720,292 due to reclassification of distributions and expiration of unused capital loss carryforward. Net investment income, net realized loss and net assets were not affected by this change.

For the years ended September 30, 2009 and 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $7,171,291 and $37,577,430 of ordinary income and $78,362,280 and $37,750,220 of long-term capital gains, respectively.

As of September 30, 2009, the accumulated undistributed earnings on a tax basis was $1,475,793 of ordinary income. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$1,682,362,495	$200,585,124	$(100,388,955)	$100,196,169

The difference between book basis and tax basis was primarily attributed to deferred losses on wash sales and Lehman Brothers securities adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward at September 30, 2009 of approximately $61,810,000 of which $1,405,000 expires in 2010 and $60,405,000 expires in 2017. Approximately $4,720,000 of its capital loss carryforward had expired in the fiscal year ended September 30, 2009. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

The Fund elected to treat post-October capital losses of approximately $300,561,000 as having been incurred in the following fiscal year (September 30, 2010).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time

30	Visit our website at www.jennisondryden.com

the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners and JennisonDryden Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z common stock. Class A shares consist of 190 million authorized shares. Class B, Class C, Class L and Class M shares each consist of 180 million authorized shares. Class X consist of 170 million shares. Class R, and Class Z shares consist of 85 million shares. As of September 30, 2009, Prudential owned 151 Class R shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2009:
Shares sold	11,243,972	$141,843,347
Shares issued in reinvestment of dividends and distributions	3,757,589	38,176,721
Shares reacquired	(12,814,217)	(155,687,112)

Net increase (decrease) in shares outstanding before conversion	2,187,344	24,332,956
Shares issued upon conversion from Class B, M and X	693,762	8,481,389

Net increase (decrease) in shares outstanding	2,881,106	$32,814,345

Year ended September 30, 2008:
Shares sold	9,408,263	$194,357,337
Shares issued in reinvestment of dividends and distributions	1,602,990	33,149,751
Shares reacquired	(11,392,438)	(228,411,142)

Net increase (decrease) in shares outstanding before conversion	(381,185)	(904,054)
Shares issued upon conversion from Class B, M and X	845,472	16,994,415

Net increase (decrease) in shares outstanding	464,287	$16,090,361

Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2009:
Shares sold	299,583	$2,819,777
Shares issued in reinvestment of dividends and distributions	300,250	2,332,687
Shares reacquired	(592,588)	(5,453,549)

Net increase (decrease) in shares outstanding before conversion	7,245	(301,085)
Shares reacquired upon conversion into Class A	(675,180)	(6,265,165)

Net increase (decrease) in shares outstanding	(667,935)	$(6,566,250)

Year ended September 30, 2008:
Shares sold	138,594	$2,216,323
Shares issued in reinvestment of dividends and distributions	162,961	2,657,890
Shares reacquired	(560,282)	(8,851,321)

Net increase (decrease) in shares outstanding before conversion	(258,727)	(3,977,108)
Shares reacquired upon conversion into Class A	(561,698)	(8,712,175)

Net increase (decrease) in shares outstanding	(820,425)	$(12,689,283)

Class C
Year ended September 30, 2009:
Shares sold	1,333,881	$12,706,316
Shares issued in reinvestment of dividends and distributions	517,637	4,032,393
Shares reacquired	(1,929,439)	(17,894,076)

Net increase (decrease) in shares outstanding	(77,921)	$(1,155,367)

Year ended September 30, 2008:
Shares sold	424,633	$6,851,673
Shares issued in reinvestment of dividends and distributions	240,447	3,921,679
Shares reacquired	(1,634,460)	(25,712,643)

Net increase (decrease) in shares outstanding	(969,380)	$(14,939,291)

Class L
Year ended September 30, 2009:
Shares sold	1,845	$22,326
Shares issued in reinvestment of dividends and distributions	37,063	373,591
Shares reacquired	(91,858)	(1,135,138)

Net increase (decrease) in shares outstanding	(52,950)	$(739,221)

Year ended September 30, 2008:
Shares sold	2,897	$62,041
Shares issued in reinvestment of dividends and distributions	17,974	369,992
Shares reacquired	(95,413)	(1,917,467)

Net increase (decrease) in shares outstanding	(74,542)	$(1,485,434)

32	Visit our website at www.jennisondryden.com

Class M	Shares	Amount
Year ended September 30, 2009:
Shares sold	15,502	$147,819
Shares issued in reinvestment of dividends and distributions	51,968	404,312
Shares reacquired	(93,590)	(861,279)

Net increase (decrease) in shares outstanding before conversion	(26,120)	(309,148)
Shares reacquired upon conversion into Class A	(177,774)	(1,639,880)

Net increase (decrease) in shares outstanding	(203,894)	$(1,949,028)

Year ended September 30, 2008:
Shares sold	12,617	$206,917
Shares issued in reinvestment of dividends and distributions	45,153	735,087
Shares reacquired	(201,730)	(3,241,473)

Net increase (decrease) in shares outstanding before conversion	(143,960)	(2,299,469)
Shares reacquired upon conversion into Class A	(504,614)	(8,148,875)

Net increase (decrease) in shares outstanding	(648,574)	$(10,448,344)

Class R
Year ended September 30, 2009:
Shares sold	831,227	$10,457,936
Shares issued in reinvestment of dividends and distributions	62,875	635,665
Shares reacquired	(406,427)	(4,993,839)

Net increase (decrease) in shares outstanding	487,675	$6,099,762

Year ended September 30, 2008:
Shares sold	460,485	$9,361,478
Shares issued in reinvestment of dividends and distributions	17,104	352,009
Shares reacquired	(202,613)	(4,030,947)

Net increase (decrease) in shares outstanding	274,976	$5,682,540

Class X
Year ended September 30, 2009:
Shares sold	13,128	$122,585
Shares issued in reinvestment of dividends and distributions	28,964	226,498
Shares reacquired	(48,131)	(432,905)

Net increase (decrease) in shares outstanding before conversion	(6,039)	(83,822)
Shares reacquired upon conversion into Class A	(58,462)	(576,344)

Net increase (decrease) in shares outstanding	(64,501)	$(660,166)

Year ended September 30, 2008:
Shares sold	887	$14,394
Shares issued in reinvestment of dividends and distributions	15,937	259,936
Shares reacquired	(89,522)	(1,418,166)

Net increase (decrease) in shares outstanding before conversion	(72,698)	(1,143,836)
Shares reacquired upon conversion into Class A	(8,676)	(133,365)

Net increase (decrease) in shares outstanding	(81,374)	$(1,277,201)

Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2009:
Shares sold	15,838,140	$206,188,022
Shares issued in reinvestment of dividends and distributions	2,008,181	21,286,719
Shares reacquired	(10,346,067)	(132,324,529)

Net increase (decrease) in shares outstanding	7,500,254	$95,150,212

Year ended September 30, 2008:
Shares sold	10,291,747	$220,555,586
Shares issued in reinvestment of dividends and distributions	866,232	18,623,994
Shares reacquired	(9,063,531)	(190,054,315)

Net increase (decrease) in shares outstanding	2,094,448	$49,125,265

Note 7. Borrowings and Overdrafts

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not utilize the line of credit during the year ended September 30, 2009.

During the year ended September 30, 2009, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $425,110 for 261 days at a weighted average interest rate of 2.60%

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November 23, 2009, the date the financial statements were issued, and has determined that except for the following, there were no subsequent events requiring recognition or disclosure in the financial statements.

34	Visit our website at www.jennisondryden.com

On November 17, 2009, the Fund declared dividends from net investment income for Class A and Class Z of $0.01401 per share and $0.05380 per share, respectively. The dividends were paid to shareholders of record November 18, 2009. The ex-dividend date was November 19, 2009.

Jennison Small Company Fund, Inc.	35

Financial Highlights

Class A
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.87

Income (loss) from investment operations:
Net investment income (loss)	.05
Net realized and unrealized gain (loss) on investment transactions	(1.66)

Total from investment operations	(1.61)

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(.98)

Total dividends and distributions	(1.05)

Net asset value, end of year	$15.21

Total Return(b):	(6.16)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$687,776
Average net assets (000)	$543,722
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.23%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income (loss)	.39%
Portfolio turnover rate	55%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class A
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$22.50	$19.73	$20.48	$18.71

.02	.07	(.04)	(.02)
(3.80)	3.79	2.01	4.19

(3.78)	3.86	1.97	4.17

(.04)	—	—	—
(.81)	(1.09)	(2.72)	(2.40)

(.85)	(1.09)	(2.72)	(2.40)

$17.87	$22.50	$19.73	$20.48

(17.31)%	20.16%	10.46%	24.46%

$756,432	$941,912	$604,534	$416,456
$879,220	$797,330	$518,412	$358,647

1.18%	1.12%	1.17%	1.23%
.90%	.87%	.92%	.98%
.08%	.32%	(.20)%	(.10)%

70%	51%	66%	78%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	37

Financial Highlights

continued

Class B
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$13.96

Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.46)

Total from investment operations	(1.49)

Less Distributions:
Distributions from net realized gains	(.98)

Net asset value, end of year	$11.49

Total Return(b):	(7.36)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$24,858
Average net assets (000)	$23,894
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment loss	(.28)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class B
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$17.92	$16.04	$17.25	$16.21

(.10)	(.08)	(.15)	(.17)
(3.05)	3.05	1.66	3.61

(3.15)	2.97	1.51	3.44

(.81)	(1.09)	(2.72)	(2.40)

$13.96	$17.92	$16.04	$17.25

(18.22)%	19.28%	9.65%	23.57%

$39,525	$65,430	$58,254	$68,701
$52,933	$65,520	$64,596	$80,151

1.90%	1.87%	1.92%	1.98%
.90%	.87%	.92%	.98%
(.65)%	(.44)%	(.97)%	(.83)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	39

Financial Highlights

continued

Class C
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.01

Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.41)

Total from investment operations	(1.44)

Less Distributions:
Distributions from net realized gains	(.98)

Net asset value, end of year	$11.59

Total Return(b):	(6.91)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$72,707
Average net assets (000)	$59,309
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment loss	(.30)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class C
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$17.92	$16.03	$17.25	$16.21

(.10)	(.07)	(.14)	(.17)
(3.00)	3.05	1.64	3.61

(3.10)	2.98	1.50	3.44

(.81)	(1.09)	(2.72)	(2.40)

$14.01	$17.92	$16.03	$17.25

(17.92)%	19.28%	9.65%	23.57%

$88,990	$131,201	$69,557	$21,692
$110,816	$111,147	$42,326	$18,627

1.90%	1.87%	1.92%	1.98%
.90%	.87%	.92%	.98%
(.65)%	(.40)%	(.86)%	(.99)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	41

Financial Highlights

continued

	Class L
	Year Ended September 30,		March 2, 2007(a) through September 30, 2007(b)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$17.76	$22.37	$20.09

Income (loss) from investment operations:
Net investment income (loss)	.02	(.03)	.05
Net realized and unrealized gain (loss) on investment transactions	(1.70)	(3.77)	2.23

Total from investment operations	(1.68)	(3.80)	2.28

Less Dividends and Distributions:
Dividends from net investment income	(.04)	—	—
Distributions from net realized gains	(.98)	(.81)	—

Total dividends and distributions	(1.02)	(.81)	—

Net asset value, end of period	$15.06	$17.76	$22.37

Total Return(c):	(6.63)%	(17.48)%	11.35%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,336	$7,234	$10,783
Average net assets (000)	$4,688	$9,085	$11,345
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.43%	1.40%	1.37	%(e)
Expenses, excluding distribution and service (12b-1) fees	.93%	.90%	.87	%(e)
Net investment income (loss)	.20%	(.15)%	.37	%(e)

(a)	Inception date of Class L shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

	Class M
	Year Ended September 30,		March 2, 2007(a) through September 30, 2007(b)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$13.94	$17.91	$16.14

Income (loss) from investment operations:
Net investment loss	(.02)	(.11)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.47)	(3.05)	1.78

Total from investment operations	(1.49)	(3.16)	1.77

Less Distributions:
Distributions from net realized gains	(.98)	(.81)	—

Net asset value, end of period	$11.47	$13.94	$17.91

Total Return(c):	(7.40)%	(18.28)%	10.97%
Ratios/Supplemental Data:
Net assets, end of period (000)	$3,327	$6,882	$20,457
Average net assets (000)	$3,658	$11,781	$24,257
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.93%	1.90%	1.87	%(e)
Expenses, excluding distribution and service (12b-1) fees	.93%	.90%	.87	%(e)
Net investment loss	(.24)%	(.68)%	(.12	)%(e)

(a)	Inception date of Class M shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class R
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.75

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	(1.67)

Total from investment operations	(1.65)

Less Dividends and Distributions:
Dividends from net investment income	(.04)
Distributions from net realized gains	(.98)

Total dividends and distributions	(1.02)

Net asset value, end of year	$15.08

Total Return(b):	(6.48)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$20,069
Average net assets (000)	$13,468
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.43%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income (loss)	.16%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets of the Class R shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class R
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$22.36	$19.67	$20.47	$18.72

(.03)	.02	(.07)	(.02)
(3.77)	3.76	1.99	4.17

(3.80)	3.78	1.92	4.15

—	—	—	—
(.81)	(1.09)	(2.72)	(2.40)

(.81)	(1.09)	(2.72)	(2.40)

$17.75	$22.36	$19.67	$20.47

(17.48)%	19.80%	10.25%	24.27%

$14,967	$12,701	$2,121	$35
$15,274	$6,377	$677	$12

1.40%	1.37%	1.42%	1.48%
.90%	.87%	.92%	.98%
(.13)%	.12%	(.34)%	(.36)%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

	Class X
	Year Ended September 30,		March 2, 2007(a) through September 30, 2007(b)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$14.02	$17.92	$16.14

Income (loss) from investment operations:
Net investment loss	(.03)	(.07)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(1.44)	(3.02)	1.79

Total from investment operations	(1.47)	(3.09)	1.78

Less Distributions:
Distributions from net realized gains	(.98)	(.81)	—

Net asset value, end of period	$11.57	$14.02	$17.92

Total Return(c):	(7.18)%	(17.87)%	11.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,176	$3,540	$5,984
Average net assets (000)	$2,191	$4,796	$6,266
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.93%	1.68%	1.87	%(e)
Expenses, excluding distribution and service (12b-1) fees	.93%	.90%	.87	%(e)
Net investment loss	(.28)%	(.44)%	(.14	)%(e)

(a)	Inception date of Class X shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended September 30, 2009(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$18.62

Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss) on investment transactions	(1.72)

Total from investment operations	(1.63)

Less Dividends and Distributions:
Dividends from net investment income	(.10)
Distributions from net realized gains	(.98)

Total dividends and distributions	(1.08)

Net asset value, end of year	$15.91

Total Return(b):	(5.89)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$610,758
Average net assets (000)	$452,879
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.93%
Expenses, excluding distribution and service (12b-1) fees	.93%
Net investment income	.67%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class Z
Year Ended September 30,
2008(a)	2007(a)	2006(a)	2005

$23.42	$20.49	$21.13	$19.18

.08	.14	.02	.04
(3.97)	3.88	2.06	4.31

(3.89)	4.02	2.08	4.35

(.10)	—	—	—
(.81)	(1.09)	(2.72)	(2.40)

(.91)	(1.09)	(2.72)	(2.40)

$18.62	$23.42	$20.49	$21.13

(17.14)%	20.20%	10.80%	24.72%

$575,095	$674,364	$189,508	$40,126
$659,205	$460,435	$97,368	$46,314

.90%	.87%	.92%	.98%
.90%	.87%	.92%	.98%
.36%	.62%	.09%	.15%

See Notes to Financial Statements.

Jennison Small Company Fund, Inc.	49

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 23, 2009

50	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end (September 30, 2009) as to the federal income tax status of dividends and distributions paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended September 30, 2009, the Fund paid dividends from net investment income of $0.066 from Class A shares, $0.044 for Class L and Class R shares and $0.099 for Class Z shares, respectively, which are taxable as ordinary income. In addition, the Fund paid a short-term capital gain distribution for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.017, which are taxable as ordinary income. Additionally, the Fund designates the maximum amount allowable but not less than $0.959 as a capital gain distribution per share, in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than 100% of the ordinary income dividend paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

For the year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended September 30, 2009, the Fund designates the maximum amount allowable but not less than 19.84% as a short-term capital gain distribution in accordance with Sections 871(k)(2) and 881(e)(2) of the Internal Revenue Code.

In January 2010, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar 2009.

Jennison Small Company Fund, Inc.	51

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Portfolios Overseen
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Small Company Fund, Inc.

1 The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Jennison Small Company Fund, Inc.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Scott E. Benjamin, 2009.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Jennison Small Company Fund, Inc. (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 24, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

Visit our website at www.jennisondryden.com

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the first quartile over the three- and five-year periods, although it was in the third quartile over the one- and ten-year periods. The Board also noted that the Fund outperformed its benchmark index over the three- five- and ten-year periods, though it underperformed its benchmark index over the one- year period. The Board also noted that the Fund outperformed both its benchmark and the Peer Universe median with first quartile performance during the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing corresponding economies of scale as a result of the structure of its subadvisory agreement with Jennison.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–11.32%	3.91%	6.09%	—
Class B	–11.47	4.01	5.80	—
Class C	–7.74	4.31	5.89	—
Class L	–12.00	N/A	N/A	–7.91% (3/2/07)
Class M	–12.33	N/A	N/A	–7.80 (3/2/07)
Class R	–6.48	4.84	N/A	5.70 (5/10/04)
Class X	–12.13	N/A	N/A	–7.51 (3/2/07)
Class Z	–5.89	5.31	6.93	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.16%	5.09%	6.69%	—
Class B	–7.36	4.13	5.80	—
Class C	–6.91	4.31	5.89	—
Class L	–6.63	N/A	N/A	–5.77% (3/2/07)
Class M	–7.40	N/A	N/A	–6.56 (3/2/07)
Class R	–6.48	4.84	N/A	5.70 (5/10/04)
Class X	–7.18	N/A	N/A	–6.26 (3/2/07)
Class Z	–5.89	5.31	6.93	—

Visit our website at www.jennisondryden.com

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class L, 1.43%; Class M, 1.93%; Class R, 1.68%; Class X, 1.93%; Class Z, 0.93%. Net operating expenses apply to: Class A, 1.23%; Class B, 1.93%; Class C, 1.93%; Class L, 1.43%; Class M, 1.93%; Class R, 1.43%; Class X, 1.93%; Class Z, 0.93%, after contractual reduction through 1/31/2011.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 1999) and the account values at the end of the current fiscal year (September 30, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that covers all industry sectors. It is a broad indicator of how U.S. small-cap stock prices have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a

Jennison Small Company Fund, Inc.

Growth of a $10,000 Investment (continued)

12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Small Company Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	N/A	JSCMX	JSCRX	N/A	PSCZX
CUSIP	47629P106	47629P205	47629P304	47629P601	47629P700	47629P502	47629P809	47629P403

MF109E    0166226-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2009 and September 30, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $20,869 and $20,869, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended September 30, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended September 30, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Small Company Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date November 23, 2009

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date November 23, 2009

*	Print the name and title of each signing officer under his or her signature.